UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2015

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2015, Trinity Industries, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Third Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (the “Amended Plan”). Upon recommendation of its Human Resources Committee, the Company’s Board of Directors previously approved the Amended Plan, subject to the approval of the Company’s stockholders. The Amended Plan, as approved, incorporates the following changes as compared to the existing Second Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (the “Prior Plan”):

•	First, the Amended Plan increases the number of shares of common stock authorized under the Prior Plan by 2,250,000 shares for a total of 17,450,000 authorized shares.

•
Second, the Amended Plan increases the number of shares of common stock authorized for issuance under the Prior Plan by 2,250,000 shares of common stock for incentive stock options, non-qualified stock options, and other awards for a total of 17,450,000 authorized shares.

•	Third, the Amended Plan prohibits cash buyout of underwater stock options or underwater stock appreciation rights.

•	Fourth, the Amended Plan prohibits replacing underwater stock options or underwater stock appreciation rights with other awards under the Amended Plan.

•	Fifth, the Amended Plan prohibits the payment of dividends (or the granting of dividend equivalent rights) with respect to any unvested performance awards.

•	Sixth, the Amended Plan expands the set of performance criteria available for use with respect to performance-based awards.

•	Seventh, the Amended Plan implements minimum vesting provisions for stock options and stock appreciation rights.

•	Eighth, the Amended Plan increases the limitation on cash awards from $2,000,000 to $10,000,000.

•
Ninth, the Amended Plan increases from 600,000 to 750,000 the number of shares that may be granted in any one year in the form of stock options, stock appreciation rights or performance-based awards (or any combination of the foregoing) to any one executive officer.

•	Tenth, the Amended Plan extends the expiration date of the Prior Plan from May 6, 2023 to May 4, 2025.

The foregoing description of the Amended Plan is not complete and is qualified in its entirety by reference to the Amended Plan, which was filed as Exhibit 99.1 to the Company's Form S-8 filed May 5, 2015.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2015, the Board of Directors amended the Company’s Bylaws (as amended, the “Amended Bylaws”). The Amended Bylaws include the revisions described below.

Section 2 of Article II of the Amended Bylaws provides that nominees for service as directors must provide a written agreement to comply with all policies and guidelines applicable to all directors of the Company, including, without limitation, all applicable corporate governance, conflict of interest and confidentiality policies and guidelines.

Section 5 of Article VII of the Amended Bylaws sets forth advance notice and information requirements for stockholder action by written consent. These requirements include, among other items, (1) a brief description of the action to be taken, the reason for taking such action and any material interest the stockholder has in the action, (2) the text of the resolutions or consent proposed to be acted upon by written consent, (3) a reasonably detailed description of all agreements, arrangements and understandings between any stockholder and any other person in connection with the request and (4) if election of directors is one of the actions proposed to be taken by written consent, the information regarding the nominee that would be required if proposed for election at an annual meeting.

Section 8 of Article VIII of the Amended Bylaws provides that, subject to certain exceptions, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder to bring (1) any derivative action or proceeding on behalf of the Company, (2) any action asserting a claim of breach of fiduciary duty owed by an officer, director or employee to the Company or its stockholders, (3) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the Bylaws, and (4) any action asserting a claim against the Company, its directors, or employees governed by the internal affairs doctrine.

The foregoing description of the Amended Bylaws is not complete and is qualified in its entirety by the Amended Bylaws, which are filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on the following six proposals, and cast their votes as described below.

Proposal 1 - Election of Directors

The stockholders elected eleven (11) directors for a one year term, as follows:

Nominee	For	Withheld	Broker Non-Votes
John L. Adams	97,168,826	4,029,214	33,488,617
Rhys J. Best	99,706,420	1,491,620	33,488,617
David W. Biegler	99,517,206	1,680,834	33,488,617
Antonio Carrillo	97,067,911	4,130,129	33,488,617
Leldon E. Echols	99,082,556	2,115,484	33,488,617
Ronald J. Gafford	99,439,316	1,758,724	33,488,617
Adrian Lajous	100,444,861	753,179	33,488,617
Charles W. Matthews	99,648,429	1,549,611	33,488,617
Douglas L. Rock	100,236,166	961,874	33,488,617
Dunia A. Shive	100,080,579	1,117,461	33,488,617
Timothy R. Wallace	95,255,007	5,943,033	33,488,617

Proposal 2 - Approval of the Third Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan

The stockholders approved the Amended Plan, by the following vote:

For	Against	Abstentions	Broker Non-Votes
95,836,127	4,814,911	547,002	33,488,617

Proposal 3 - Approval of the Increase in Authorized Capital Amendment

The stockholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000, by the following vote:

For	Against	Abstentions
110,456,633	22,363,441	1,866,583

Proposal 4 - Approval of the Reduction in Par Value Amendment

The stockholders approved an amendment to the Company's Certificate of Incorporation to reduce the par value of the Company's common stock to $0.01 per share from $1.00 per share, by the following vote:

For	Against	Abstentions
128,621,559	3,935,281	2,129,817

Proposal 5 - Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated April 1, 2015, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
96,563,653	3,911,035	723,352	33,488,617

Proposal 6 - Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2015

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, by the following vote:

For	Against	Abstentions
132,625,122	1,524,555	536,980

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1 Amended and Restated Bylaws of Trinity Industries, Inc., effective May 4, 2015.

10.1 Third Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company's Form S-8 filed May 5, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 8, 2015	By:	/s/ S. Theis Rice
Name: S. Theis Rice
Title: Senior Vice President and Chief Legal Officer